GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

(the “Fund”)

Supplement dated May 11, 2018 to the

Prospectus dated February 28, 2018

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, TCW Investment Management Company LLC will now serve as an Underlying Manager of the Fund. In addition, the Fund has changed its classification from non-diversified to diversified within the meaning of the Investment Company Act of 1940.

Effective immediately, the Fund’s Prospectus is revised as follows:

All references to the Fund’s non-diversified classification in the Prospectus are deleted in their entirety.

Under the “Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary—Principal Risks of the Fund” and “Risks of the Funds” sections of the Prospectus, the “Non-Diversification Risk” is deleted in its entirety.

In addition, the “Non-Diversification” row in the “Risks of the Funds” chart in the Prospectus is deleted in its entirety.

The following replaces the third sentence under “Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary—Portfolio Management”:

As of the date of the Prospectus, Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Lazard Asset Management LLC (“Lazard”), Symphony Asset Management LLC (“Symphony”) and TCW Investment Management Company LLC (“TCW”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added below “Symphony Asset Management LLC” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund”:

TCW Investment Management Company LLC

TCW Investment Management Company LLC (“TCW”), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, an investment adviser registered with the SEC and a Commodity Pool Operator registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), provides investment management and advisory services for a broad range of fixed income, equity and alternative strategies. The firm had approximately $204.6 billion in assets under management as of December 31, 2017. With respect to the Fund, the firm manages an allocation of emerging markets debt.

The following is added at the end of the fourth paragraph after the table under “Service Providers—Management Fee and Other Expenses”:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for TCW will be available in the Funds’ annual report for the period ended October 31, 2018.

This Supplement should be retained with your Prospectus for future reference.

SMACOPSCHGSTK 05-18